UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2013 (December 9, 2013)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2013, the certificate of incorporation of American Airlines, Inc. (the “Company”) was amended and restated in the form attached hereto as Exhibit 3.1, and the bylaws of the Company were amended and restated in the form attached hereto as Exhibit 3.2, in each case in connection with the consummation of the Company’s fourth amended joint plan of reorganization under Chapter 11 of the United States Bankruptcy Code.

The disclosures contained in this Item 5.03 do not purport to be a complete description of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company and are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively and are incorporated herein by reference.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of American Airlines, Inc.

3.2	Amended and Restated Bylaws of American Airlines, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2013

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of American Airlines, Inc.

3.2	Amended and Restated Bylaws of American Airlines, Inc.